UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 27, 2010

CABOT OIL & GAS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10447	04-3072771
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Memorial City Plaza 840 Gessner Road, Suite 1400 Houston, Texas		77024
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (281) 589-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Cabot Oil & Gas Corporation (the “Company”) held on Tuesday, April 27, 2010, the matters voted upon and the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to such matters, were as stated below.

The following nominees for directors were elected to serve three-year terms expiring in 2013:

Nominee	For	Against	Abstentions	Broker Non-Votes
David M. Carmichael	85,851,673	1,280,949	109,072	4,516,672
Robert L. Keiser	85,227,044	1,905,609	109,041	4,516,672

The appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for 2010 was ratified:

For	Against	Abstentions	Broker Non-Votes
88,203,173	3,447,405	107,788	0

The stockholder proposal relating to the preparation of a report on the Company’s hydraulic fracturing operations was not adopted:

For	Against	Abstentions	Broker Non-Votes
22,061,756	39,398,598	25,781,340	4,516,672

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT OIL & GAS CORPORATION

By:	/S/ SCOTT C. SCHROEDER
Scott C. Schroeder
Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: April 30, 2010

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